EXHIBIT 10.11

               SECOND AMENDMENT AND AGREEMENT TO AMEND AND RESTATE


                  SECOND AMENDMENT AND AGREEMENT TO AMEND AND RESTATE (this "Agreement"), dated as of February 17, 1999, among Labtec Inc. (formerly known as Labtec Enterprises, Inc.) (the "Borrower"), the lending institutions party to the Credit Agreement referred to below (each a "Bank" and, collectively, the "Banks"), and Bankers Trust Company, as Agent (the "Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.


                              W I T N E S S E T H:


                  WHEREAS, the Borrower, the Banks and the Agent are party to a Credit Agreement, dated as of October 7, 1997 (as amended, modified and supplemented prior to the date hereof, the "Credit Agreement");

                  WHEREAS, the Borrower and the Banks have agreed to certain amendments and consents in connection with the Credit Agreement, the terms and conditions of which are provided herein; and

                  WHEREAS, the Borrower and the Banks have agreed that if and when the Merger referred to below is consummated, the Credit Agreement will be amended and restated as provided herein;

                  NOW, THEREFORE, it is agreed:

I.       Consent to Merger;  Agreement to Amend and Restate.

                  1. Notwithstanding anything to the contrary contained in the Credit Agreement, the Banks hereby agree that the Borrower may merge (the "Merger") with SIMC Acquisition Corporation ("SIMC"), a newly-formed, direct Wholly-Owned Subsidiary of Spacetec IMC Corporation ("Spacetec"), on the following terms and conditions:

                  (a) the Borrower is the surviving corporation of the Merger, and at all times after the Merger the Borrower is a direct Wholly-Owned Subsidiary of Spacetec;

                  (b) the Merger is consummated substantially in accordance with the Amended and Restated Agreement and Plan of Merger, dated as of October 21, 1998 and amended and restated as of November 13, 1998, among Spacetec, SIMC and the Borrower, and in accordance with all applicable laws;

                  (c) prior to the consummation of the Merger, the Banks shall have received (i) an unaudited pro forma balance sheet of each of Spacetec and of the Borrower, in each case as of the fiscal quarter ended September 30, 1998 (but giving effect to the Merger), and (ii) financial projections for Spacetec and the Borrower and their respective Subsidiaries after giving effect to the Merger, which pro forma balance sheets and financial projections shall be satisfactory to the Agent and the Required Banks (it being understood and agreed that the pro forma balance sheets and financial projections delivered to the Banks prior to the Agreement Effective Date are satisfactory);

                  (d) the Merger is permitted under the terms of the Subordinated Financing Documents; and

                  (e)      immediately following the consummation of the Merger:

                        (i) Spacetec  shall  transfer  all of its assets  (other
                  than cash, Cash Equivalents and capital stock of its Subsidiaries) and all of its liabilities (other than pursuant to the Merger Notes) to a newly-formed, direct Wholly-Owned Subsidiary of Spacetec other than SIMC (such direct Wholly-Owned Subsidiary, "Spacetec Sub");

                       (ii) Spacetec shall execute and deliver to the Agent an Acknowledgment in the form of Annex A attached hereto;

                      (iii) Spacetec Sub shall execute and deliver to the Agent a Subsidiary Guaranty in the form of Exhibit H to the Credit Agreement;

                       (iv) Spacetec and Spacetec Sub shall execute and deliver to the Agent counterparts of the Pledge Agreement and Security Agreement in the form of Exhibits F and G, respectively, to the Credit Agreement;

                        (v) all actions shall be taken,  to the  satisfaction of
                  the Agent, to perfect the security interests in the assets of Spacetec and Spacetec Sub created under the Pledge Agreement and the Security Agreement;

                       (vi) the Agent shall  receive an opinion  from counsel to
                  Spacetec and Spacetec Sub in form and substance satisfactory to the Agent;

                      (vii) Spacetec and Spacetec Sub shall deliver to the Agent
                  Officers' Certificates in the form of Exhibit E to the Credit Agreement, with appropriate insertions and attachments, together with any other documents of the type referred to in
                  Section 5.05(b) of the Credit Agreement requested by the Agent; and

                      (viii)the   Borrower   shall  make  a  prepayment  of  the
                  principal of the Term Loans of at least $7,000,000.

                  2. Effective concurrently with the consummation of the Merger, the Borrower, the Banks and the Agent hereby agree that the Credit Agreement will be amended and restated to appear in its entirety as set forth in Annex B hereto as shall be deemed to be so amended and restated without any further action by the parties hereto.

                  3. Effective concurrently with the consummation of the Merger, Exhibits F, G and H to the Credit Agreement are hereby amended and restated to appear in their entirety as set forth in Exhibits F, G and H hereto.

                  4. Effective concurrently with the consummation of the Merger, the Credit Agreement is hereby further amended by adding a new Annex XIII thereto in the form of Annex XIII hereto.

                  5. Notwithstanding anything to the contrary contained in the Credit Agreement, the Banks hereby agree that monthly financial statements required to be delivered to the Banks pursuant to Section 7.01(a) of the Credit Agreement for the month of December, 1998, and the quarterly financial statements required to be delivered to the Banks pursuant to Section 7.01(b) of the Credit Agreement for the quarter ended December 31, 1998, shall not be required to be delivered until February 26, 1999.

II.      Miscellaneous.

                  1. In order to induce the Banks to enter into this Agreement, the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Agreement Effective Date (as defined below) after giving effect to this Agreement and (ii) on the Agreement Effective Date, both before and after giving effect to this Agreement, all representations and warranties contained in the Credit Agreement or in the other Credit Documents are true and correct in all material respects, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

                  2. This Agreement shall become effective on the date (the "Agreement Effective Date") when the Borrower, the Agent and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at its Notice Office.

                  3. This Agreement is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                  4. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

                  5. All references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement after giving effect to this Agreement.

                  6. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                      * * *

                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date hereof.


                                   LABTEC INC.



                                   By: /s/ Robert Wick
                                       -----------------------------------------
                                       Name: Robert Wick
                                       Title:  President



                                   BANKERS TRUST COMPANY, individually
                                       and as Agent



                                   By: /s/ Mary Kay Coyle
                                       -----------------------------------------
                                       Name: Mary Kay Coyle
                                       Title:  Managing Director



                                   LASALLE NATIONAL BANK



                                   By: /s/ F. Ward Nixon
                                       -----------------------------------------
                                       Name: F. Ward Nixon
                                       Title:  Senior Vice President



                                   ARCHIMEDES FUNDING L.L.C
                                   By: ING CAPITAL ADVISORS INC.,
                                         as Collateral Manager



                                   By: /s/ Helen Y. Rhee
                                       -----------------------------------------
                                       Name:  Helen Y. Rhee
                                       Title: Vice President & Portfolio Manager

                                   VAN KAMPEN
                                       PRIME RATE INCOME TRUST



                                   By: /s/ Jeffrey W. Maillet
                                       -----------------------------------------
                                       Name: Jeffrey W. Maillet
                                       Title:  Senior Vice President & Director

                                                                      ANNEX XIII
                                                                      ----------

              Charges to be excluded in computing Consolidated EBIT


----------------------------------------------------------|-------------------------------------------|
                                                          |                                           |
                       Amount/Description                 |             Period in which taken         |
                       ------------------                 |             ---------------------         |
                                                          |                                           |
1.      $210,000 - Addition to Bad Debt Reserve           |        Quarters ending 12/31/98 and/or    |
                                                          |        3/31/99                            |
2.      $500,000 - Addition to Inventory Reserve          |        Quarters ending 12/31/98 and/or    |
                                                          |        3/31/99                            |
3.      $290,000 - Addition to Reserve for Credits and    |        Quarters ending 12/31/98 and/or    |
                   Allowances                             |        3/31/99                            |
                                                          |                                           |
4.      $1,000,000 - Restructuring Reserves in connection |        Quarters ending 12/31/98, 3/31/99, |
                     with the SIMC Merger                 |        6/30/99, 9/30/99 and/or 12/31/99   |
----------------------------------------------------------|-------------------------------------------|

                                                                         ANNEX A
                                                                         -------
                                 ACKNOWLEDGMENT


                  ACKNOWLEDGMENT (the "Acknowledgment"), dated as of February 17, 1999 between Spacetec IMC Corporation ("Spacetec"), a Massachusetts corporation, and Bankers Trust Company, as Agent for the Banks. Unless otherwise defined herein, all capitalized terms used herein and defined in the Amended and Restated Credit Agreement referred to below are used herein as so defined.


                              W I T N E S S E T H:


                  WHEREAS, Labtec Inc. (formerly known as Labtec Enterprises, Inc.), a Delaware corporation (the "Borrower"), the lending institutions from time to time party thereto (the "Banks"), and Bankers Trust Company, as Agent (the "Agent") have entered into a Credit Agreement, dated as of October 7, 1997 (as amended, modified or supplemented from time to time, the "Credit Agreement") providing for the making of Loans to the Borrower and the issuance of, and participation in, Letters of Credit for the account of the Borrower, all as contemplated therein;

                  WHEREAS, on the date hereof, (i) the Borrower is merging with a Wholly-Owned Subsidiary of Spacetec and (ii) the Credit Agreement is being amended and restated to, among other things, include Spacetec as a party thereto (the Credit Agreement, as so amended and restated, the "Amended and Restated Credit Agreement");

                  WHEREAS, subject to the terms and conditions set forth below, the parties hereto desire that Spacetec become a party to the Amended and Restated Credit Agreement as "Holdings" referred to therein;

                  NOW, THEREFORE, it is agreed:

                  1. Holdings hereby expressly assumes all rights, obligations, duties and liabilities of Holdings under the Credit Agreement.

                  2.  Upon  the  effectiveness  of  this   Acknowledgment,   all
references in the Credit Agreement to "Holdings" shall be deemed to be references to Spacetec.

                  3. To induce the Agent to enter into this Acknowledgment, Spacetec hereby represents, warrants and agrees as follows:

                  (a) on the date hereof and after giving effect to Spacetec's execution and delivery of this Acknowledgment, all representations and warranties contained in each of the Credit Documents are true and correct in all material respects and no Default or Event of Default is in existence; and

                                                                         ANNEX A
                                                                          Page 2

              (b) on and after the date hereof, Spacetec will fully and faithfully perform all obligations (including payment obligations and
         compliance   with  all  covenants)  of  "Holdings"   under  the  Credit
         Agreement.

                  4. This Acknowledgment shall become effective as of the date first above written, when each of the parties hereto shall have executed a copy hereof and shall have delivered the same to the Agent.

                  5. This Acknowledgment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. A complete set of counterparts shall be lodged with Spacetec and the Agent.


                  6. THIS ACKNOWLEDGMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

                                      * * *

                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Acknowledgment to be duly executed and delivered as of the date first above written.



                                             SPACETEC IMC CORPORATION



                                             By: /s/ George R. Rea
                                                 -------------------------------
                                                 Name:
                                                 Title:


                                             BANKERS TRUST COMPANY,
                                                as Agent


                                             By: /s/ Mary Kay Coyle
                                                 -------------------------------
                                                 Name:   Mary Kay Coyle
                                                 Title:  Managing Director